SECURITIES AND EXCHANGE COMMISSION


                   Washington, D.C.  20549


                          FORM 8-K


                       CURRENT REPORT



Pursuant  to Section 13 or 15(d) of the Securities  Exchange
Act of 1934



Date of Report (Date of earliest event reported) October 27, 2003

                MONMOUTH CAPITAL CORPORATION
    (Exact name of Registrant as specified in its charter)



New Jersey                     0-24282            21-0740878
(State or other               (Commission        (IRS Employer
jurisdiction                  File Number)       Identification
of incorporation)                                Number)




3499 Route 9N, Suite 3C, Freehold, NJ  07728
 (Address of principal executive offices)


Registrant's telephone number, including area code (732) 577-9996




(Former name or former address, if changed since last report.)

Item 7.   Financial Statements, Pro Forma Financial
Information and Exhibits.

  Exhibits.

   99.1 Press Release dated October 27, 2003 announcing  the
Private   Placement   of  $5,370,000  of   8%   Subordinated
Convertible Debentures due 2013.

Item 9.   Regulation FD Disclosure.

On October 27, 2003, Monmouth Capital Corporation announced
the   Private   Placement  of $5,370,000 of 8% Subordinated
Convertible Debentures due in 2013.

                         SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                MONMOUTH CAPITAL CORPORATION




                                /s/ Anna T. Chew
                                Anna T. Chew
                                Chief Financial Officer



     Date        October 27, 2003